FIRST AMENDMENT TO TERM LOAN AGREEMENT
dated as of February 14, 2013,
among
FREEPORT-MCMORAN INC.,
FREEPORT-MCMORAN OIL & GAS LLC,
The Lenders Party thereto,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
BANK OF AMERICA, N.A.,
as Syndication Agent,
and

HSBC BANK USA, NATIONAL ASSOCIATION,
MIZUHO CORPORATE BANK, LTD.,
SUMITOMO MITSUI BANKING CORPORATION,
THE BANK OF NOVA SCOTIA,
and
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Co-Documentation Agents,
_____________________________________________________________
J.P. MORGAN SECURITIES LLC,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
HSBC SECURITIES (USA) INC.,
MIZUHO CORPORATE BANK, LTD.,
SUMITOMO MITSUI BANKING CORPORATION,
THE BANK OF NOVA SCOTIA,
and
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Joint Lead Arrangers and Joint Bookrunners,
_____________________________________________________________
aGRICULTURAL BANK OF CHINA, NEW YORK BRANCH,
Bank of Montreal, Chicago Branch,
Canadian Imperial Bank of Commerce, New York Agency,
Compass Bank,
Royal Bank of Canada,
The Toronto-Dominion Bank,
Standard Chartered Bank,
U.S. Bank National Association,
 and
Wells Fargo Bank, National Association,
as Senior Managing Agents

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FIRST AMENDMENT dated as of February 27, 2015 (this “Amendment”) to the Term Loan Agreement dated as of February 14, 2013 (the “Loan Agreement”) among FREEPORT-MCMORAN INC. (f/k/a FREEPORT-MCMORAN COPPER & GOLD INC.) (“FCX”), FREEPORT-MCMORAN OIL & GAS LLC) (“FMOG” and together with FCX, the “Borrowers”), the Lenders from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
WHEREAS, the Lenders have made term loans to the Borrowers under the Loan Agreement on the terms and subject to the conditions set forth therein. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement, as amended hereby.
WHEREAS, the Borrowers have requested that the Loan Agreement be amended (a) to effect an extension of the Maturity Date (the “Extension”) from May 31, 2018 (the “Existing Maturity Date”) to February 28, 2020 (the “Extended Maturity Date”) with respect to the Loans of Lenders consenting to such extension (“Consenting Lenders”; Loans the maturity date of which is so extended, “Extended Loans”), (b) to revise the amortization applicable to the Extended Loans, (c) to modify for a period of time the maximum Total Leverage Ratio applicable under Section 6.06 and certain debt and lien baskets based on Consolidated Total Assets and (d) to effect other modifications to the provisions of the Loan Agreement, in each case as set forth herein.
WHEREAS, the Consenting Lenders party hereto and certain Declining Lenders (as defined below) party hereto (the “Approving Lenders”), constituting the Required Lenders under the Loan Agreement, and the Administrative Agent are willing so to amend the Loan Agreement on the terms and subject to the conditions hereof.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Extension of Maturity Date. (a) Each Consenting Lender (including each Replacement Lender, as defined below) that is party to this Amendment (each, an “Extending Lender”), agrees that on and as of the Amendment Effective Date the maturity date of its Loans (including all the Assigned Loans (as defined below) of any Replacement Lender) shall be extended to the Extended Maturity Date. Any Lender that has executed and delivered this Amendment without agreeing to the Extension in respect of its Loans (or any portion of its Loans) and that is accordingly not reflected (or not reflected with respect to all its Loans) as a 2020 Lender in the supplemental Schedule 2.01 referred to in Section 2(c) below shall be an Approving Lender that has approved this Amendment but that, except with respect to Loans referred to in such Schedule 2.01 or as otherwise contemplated by paragraph (d) of this Section, is a Declining Lender in respect of its Loans (or such of its Loans not reflected in such schedule) for purposes hereof.

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(b) The Existing Maturity Date shall remain applicable to the Loans of any existing Lender that is not an Extending Lender with respect to all or any potion of its Loans (each, with respect to such Loans, a “Declining Lender”) and that is not replaced by a Replacement Lender as contemplated by Section 1(c) hereof.

(c) In accordance with the provisions of Section 2.17(b) of the Loan Agreement, FCX may, at its option, at any time prior to March 31, 2015, require any Declining Lender to assign all, or less than all, its Loans (each, an “Assigned Loan”) to one or more assignees, including any existing Lender, each of which agrees to accept such assignment and agrees to the Extension in respect of such Loans assigned to it (each, a “Replacement Lender”) and, if such assignment is effected on or prior to the Amendment Effective Date, becomes a party hereto. Any such assignments to Replacement Lenders that become effective on or before the Amendment Effective Date may be evidenced by this Amendment and will be reflected in Schedule 2.01 hereto. A Replacement Lender in respect of any such assignment that becomes effective after the Amendment Effective Date will be entitled to payment of, and the Borrowers agree to make prompt payment to it of, the fee payable to Extending Lenders pursuant to Section 4(f) hereof in respect of its Assigned Loans. Each assignment made pursuant to this paragraph (c), whether before or after the Amendment Effective Date, shall be deemed to have been effected pursuant to this Amendment, and each Assigned Loan will be a 2020 Loan for purposes of the Loan Agreement.

(d) Notwithstanding the foregoing provisions of this Section 1, any Declining Lender, including any Approving Lender, may become an Extending Lender and a 2020 Lender (provided that it has not previously been replaced by a Replacement Lender) by delivering a written notice of its election to do so to FCX and the Administrative Agent at any time prior to March 31, 2015, and in such event shall be entitled to payment of, and the Borrowers agree to make prompt payment to it of, the fee payable to Extending Lenders pursuant to Section 4(f) hereof.

SECTION 2. Amendment of the Loan Agreement. Effective as of the Amendment Effective Date, the Loan Agreement is hereby amended as follows:

(a)The following definitions are added in the appropriate alphabetical order to Section 1.01 of the Loan Agreement:

“2018 Loan” means a Loan that was made on the Effective Date having a Maturity Date of May 31, 2018 that was not extended pursuant to the First Amendment.
“2018 Lender” means, at any time, a Lender that has a 2018 Loan at such time.
“2020 Loan” means a Loan that, pursuant to the First Amendment, has a Maturity Date of February 28, 2020.
“2020 Lender” means, at any time, a Lender that has a 2020 Loan at such time.
“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended, and the United Kingdom Bribery Act of 2010, as amended.

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“Applicable Amortization Percentage” means, with respect to the 2018 Loans, the percentage obtained by dividing (i) the aggregate principal amount of 2018 Loans outstanding on March 31, 2015, after giving effect to the effectiveness of the First Amendment and any election of a Lender on or prior to such date to become a 2020 Lender in accordance with the terms of the First Amendment, by (ii) the aggregate amount of all outstanding Loans hereunder on such date.
“First Amendment” means the First Amendment, dated as of February 27, 2015, to this Agreement.
“First Amendment Effective Date” means the date on which the First Amendment became effective in accordance with its terms.
“Impacted Interest Period” has the meaning set forth in the definition of “LIBO Rate”.
“Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate for the longest period (for which the Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the Screen Rate for the shortest period (for which the Screen Rate is available) that exceed the Impacted Interest Period, in each case, at such time.
“Reversion Election” means an irrevocable election by FCX, pursuant to written notice given to the Administrative Agent any time prior to March 31, 2018, to have the maximum Total Leverage Ratio under Section 6.06 and the basket amounts under clause (i) of Section 6.01 and clauses (l) and (o) of Section 6.02 revert to the levels contemplated by such provisions in the event a Reversion Election is made; provided that a Reversion Election shall become effective for purposes hereof on the date such notice is received by the Administrative Agent only if (i) the pro forma Total Leverage Ratio, calculated based on the amount of Total Debt outstanding as of the last day of the fiscal quarter of FCX most recently ended on or prior to such date for which financial statements shall have been delivered pursuant to Section 5.01 and Consolidated EBITDAX for the period of four consecutive fiscal quarters ended on such last day is less than or equal to 3.75 to 1.00, and (ii) such notice is accompanied by a certificate of a Financial Officer of FCX certifying to such effect and setting forth reasonably detailed calculations of such pro forma Total Leverage Ratio. The Administrative Agent shall promptly notify the Lenders of the effectiveness of any Reversion Election hereunder.
“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.
“Sanctioned Person” means, at any time, (a) any Person that is named as a “specially designated national and blocked person” on the most current list published by OFAC at its official website or any replacement website or other replacement official

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publication of such list or (b) any Person located, organized or resident in a Sanctioned Country.
“Sanctions” means comprehensive economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.
“Screen Rate” has the meaning set forth in the definition of “LIBO Rate”.
(b) Section 1.01 of the Loan Agreement is further amended by deleting the definition of the term “FCPA” and by revising the following defined terms to read in their entirety as set forth below:
“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for Dollars for a period equal in length to such Interest Period as displayed on page LIBOR01 of the Reuters screen that displays such rate (or, in the event such rate does not appear on such Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information services that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion (provided, that the Administrative Agent shall have generally selected such page for similarly situated borrowers)) (in each case the “Screen Rate”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided further that if the Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate; provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Loan Documents” means this Agreement, any Guaranty Agreements and the First Amendment.
“Maturity Date” means (i) with respect to the 2018 Loans, May 31, 2018, and (ii) with respect to the 2020 Loans, February 28, 2020. As used in the definition of “Disqualified Stock” in Section 1.01 and in Section 2.02(d), unless the context otherwise requires, the term “Maturity Date” refers to the Maturity Date for the 2020 Loans.
(c) Schedule 2.01 to the Loan Agreement is supplemented by Schedule 2.01 hereto, separately reflecting the aggregate principal amount of all 2018 Loans and the 2020 Lenders and the amounts of their individual 2020 Loans, in each case as of the Amendment Effective Date.

(d) Section 2.05(c)(i) of the Loan Agreement is amended by inserting the text “(including whether such Borrowing is a Borrowing of 2018 Loans or a Borrowing of 2020

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Loans)” immediately following the text “the Borrowing to which such Interest Election Request applies” appearing therein.

(e) Section 2.07 of the Loan Agreement is amended by adding the word “applicable” immediately prior to the reference to “Maturity Date” in paragraph (a) thereof.

(f) Section 2.08 of the Loan Agreement is amended by redesignating paragraphs (b) and (c) thereof as paragraphs “(c)” and “(d)”, respectively, revising paragraph (a) thereof to read in its entirety as set forth below and adding a new paragraph (b) to read in its entirety as set forth below:

“(a) The Borrowers shall repay Borrowings of 2018 Loans outstanding after the First Amendment Effective Date on the last Business Day of each March, June, September and December, beginning with March 31, 2015 and ending with the last such day prior to the fourth anniversary of the Initial Closing Date, in an aggregate principal amount for each such date equal to the product of (x) the Applicable Amortization Percentage times (y)(i) in the case of the payment due on March 31, 2015, 2.5% of the aggregate principal amount of all Loans made on all Closing Dates (as such amount may be adjusted pursuant to paragraph (c) of this Section, including by application to 2018 Loans of prepayments made prior to the First Amendment Effective Date), (ii) in the case of any such date on or after the second anniversary of the Initial Closing Date and prior to the third anniversary of the Initial Closing Date, 3.75% of the aggregate principal amount of all Loans made on all Closing Dates (as such amount may be adjusted pursuant to paragraph (c) of this Section, including by application to 2018 Loans of prepayments made prior to the First Amendment Effective Date) and (iii) in the case of any such date on or after the third anniversary of the Initial Closing Date and prior to the fourth anniversary of the Initial Closing Date, 5.0% of the aggregate principal amount of all Loans made on all Closing Dates (as such amount may be adjusted pursuant to paragraph (c) of this Section). To the extent not previously paid, all 2018 Loans shall be due and payable on the Maturity Date applicable thereto.”
“(b) The Borrowers shall repay Borrowings of 2020 Loans outstanding after the First Amendment Effective Date on the last Business Day of each March, June, September and December, during the period commencing on and including March 31, 2017 and ending on and including December 31, 2019, (i) in the case of each such date prior to March 31, 2018, in an amount equal to 2.50% of the aggregate principal amount of all 2020 Loans outstanding on March 31, 2015 immediately after giving effect to the First Amendment and any election of a Lender on or prior to such date to become a 2020 Lender in accordance with the terms of the First Amendment, and (ii) in the case of each such date on or after March 31, 2018, in an amount equal to 3.75% of the aggregate principal amount of all such 2020 Loans outstanding on March 31, 2015 (in each case, as such amount may be reduced as a result of prepayments after the First Amendment Effective Date applied pursuant to paragraph (c) of this Section). To the extent not previously

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paid, all 2020 Loans shall be due and payable on the Maturity Date applicable thereto.”
(g) Section 2.09 of the Loan Agreement is amended by adding a second sentence to paragraph (a) thereof to reading as follows: “Notwithstanding any provision to the contrary herein, the Borrowers may elect to apply voluntary prepayments pursuant to this Section 2.09 in such amounts as it shall specify to the 2018 Loans and the 2020 Loans, by specifying such election and amounts in the notice given pursuant to paragraph (c) of this Section.”

(h) Article III of the Loan Agreement is amended by deleting Sections 3.16 and 3.17 in their entirety and replacing them with the following:

“SECTION 3.16. Sanctions. None of (a) the Borrowers, any Subsidiary or, to the knowledge of any Borrower or such Subsidiary, any of their respective directors, officers or employees, or (b) to the knowledge of any Borrower, any agent of any Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.”
(i) Each of clause (i) of Section 6.01 and clauses (l) and (o) of Section 6.02 of the Loan Agreement is amended by replacing the text “the greater of (A) $2,250,000,000 and (B) 7.5% of Consolidated Total Assets” or “the greater of (A) $2,250,000,000 and (B) 7.5% of Consolidated Total Assets at such time”, as the case may be, with the text “(x) unless a Reversion Election has been made, at any time prior to March 31, 2018, $1,500,000,000, and (y) at any time on or after March 31, 2018 or if a Reversion Election has been made, the greater of (A) $2,250,000,000 and (B) 7.5% of Consolidated Total Assets as of such time”.

(j) Section 6.06 of the Loan Agreement is amended to read in its entirety as follows:

“SECTION 6.06. Total Leverage Ratio. The Borrowers will not permit (a) if a Reversion Election has not been made, the Total Leverage Ratio on the last day of any fiscal quarter (i) ending during the period from and including March 31, 2015 through and including December 31, 2016, to exceed 4.75 to 1.00, (ii) ending during the period from and including March 31, 2017 through and including December 31, 2017, to exceed 4.25 to 1.00 and (iii) ending on or after March 31, 2018, to exceed 3.75 to 1.00, and (b) if a Reversion Election has been made, the Total Leverage Ratio on the last day of any fiscal quarter ending on or after the effective date of such Reversion Election to exceed 3.75 to 1.00.”
(k) Section 9.04(b)(iv) of the Loan Agreement is amended by inserting the text “(as to its own interest)” immediately following the text “available for inspection by the Borrowers, any Agent and” appearing therein.

(l) Section 9.13 of the Loan Agreement is amended by replacing the text “it is required to obtain” with the text “it may be required to obtain”.

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Except as set forth above, all schedules and exhibits to the Loan Agreement, in the forms thereof immediately prior to the Amendment Effective Date, will continue to be schedules and exhibits to the Loan Agreement as amended hereby.
SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendments each of the Borrowers represents and warrants to the Administrative Agent and the Lenders (including the Replacement Lenders) that:

(a) (x) the execution, delivery and performance by such Borrower of this Amendment and the performance by such Borrower of the Loan Agreement, as amended by this Amendment, are within such Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action and (y) this Amendment has been duly executed and delivered by such Borrower and, upon the Amendment Effective Date, the Loan Agreement, as amended hereby, will constitute a legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, concepts of reasonableness and general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects and as of the Amendment Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date; and

(c)no Default has occurred and is continuing on the Amendment Effective Date.

SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions has been satisfied:

(a) The Administrative Agent shall have executed this Amendment and shall have received counterparts hereof duly executed and delivered by each Borrower, Lenders constituting the Required Lenders, and each Extending Lender (including each Lender that becomes a Replacement Lender on or prior to the Amendment Effective Date).

(b) If there are any Replacement Lenders on or prior to the Amendment Effective Date, the assignment of all Assigned Loans of Declining Lenders assigned to such Replacement Lenders shall have been consummated in accordance with the provisions of Section 2.17(b) of the Loan Agreement.

(c) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders (including any Replacement Lenders as of the Amendment Effective Date) and dated the Amendment Effective Date) of each of (i) Davis Polk & Wardwell LLP, New York counsel for the Borrowers and (ii) Jones Walker, L.L.P., U.S. counsel for the Borrowers, in each case in form and substance reasonably satisfactory to the Administrative Agent.

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(d) The Administrative Agent shall have received such board resolutions, secretary’s certificates, officer’s certificates and other documents as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to the Loan Parties, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

(e) The representations set forth in Section 3(b) and Section 3(c) hereof shall be true and correct as of the Amendment Effective Date, and the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of FCX, confirming the same.
(f) The Administrative Agent shall have received payment from the Borrowers of extension fees for the account of each Lender that has become a Replacement Lender on or prior to the Amendment Effective Date and for the account of each other Consenting Lender in the amounts previously agreed to by FCX and the Administrative Agent and communicated to the Lenders.

(g) The Replacement Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act to the extent requested at least five days prior to the Amendment Effective Date.

The Administrative Agent shall notify the Borrowers and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Amendment shall not become effective unless each of the conditions set forth or referred to in this Section 4 has been satisfied at or prior to 5:00 p.m., New York City time, on March 13, 2015 (it being understood that any such failure of this Amendment to become effective will not affect any rights or obligations of any Person under the Loan Agreement).
SECTION 5. Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, in each case to the extent provided in Section 9.03(a) of the Loan Agreement.

SECTION 6. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other provision of the Loan Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document in similar or different circumstances.

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(b) On and after the Amendment Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Loan Agreement in any other Loan Document shall be deemed a reference to the Loan Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents.

(c) For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loan Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

FREEPORT-MCMORAN INC.,
by
/s/ Kathleen L. Quirk
Name:Kathleen L. Quirk
Title:Executive Vice President, Chief Financial Officer and Treasurer

FREEPORT MCMORAN OIL & GAS LLC,
by
/s/ Kathleen L. Quirk
Name:Kathleen L. Quirk
Title:Executive Vice President

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, by

Name:
Title:

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[Signature Page to the Term Loan Agreement Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

FREEPORT-MCMORAN INC.,
by

Name:
Title:

FREEPORT MCMORAN OIL & GAS LLC,
by

Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, by
/s/ Gitanjali Pundir
Name:Gitanjali Pundir
Title:Vice President

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[Signature Page to the Term Loan Agreement Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: Bank of America, N.A.
By
/s/ James K.G. Campbell
Name:James K.G. Campbell
Title:Director

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: HSBC Bank USA, N.A.
By:
/s/ Adam Hendley
Name: Adam Hendley
Title: Senior Vice President

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: Mizuho Bank, Ltd.
By
/s/ Donna DeMagistris
Name:Donna DeMagistris
Title:Authorized Signatory

For any Lender requiring a second signature line:
Name of Lender:
By

Name:
Title:

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: THE BANK OF NOVA SCOTIA
By
/s/ Ian Stephenson
Name:Ian Stephenson
Title:Director

For any Lender requiring a second signature line:
Name of Lender: THE BANK OF NOVA SCOTIA
By
/s/ Asif Rafiq
Name:Asif Rafiq
Title:Associate Director

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: The Bank of Tokyo-Mitsubuishi UFJ, Ltd.
By
/s/ Mark Maloney
Name:Mark Maloney
Title:Authorized Signatory

For any Lender requiring a second signature line:
Name of Lender:
By

Name:
Title:

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: Sumitomo Mitsui Banking Corporation
By
/s/ James D. Weinstein
Name:James D. Weinstein
Title:Managing Director

For any Lender requiring a second signature line:
Name of Lender:
By

Name:
Title:

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender:Canadian Imperial Bank of Commerce, New York Branch
By
/s/ Robert Robin
Name:Robert Robin
Title:Authorized Signatory

For any Lender requiring a second signature line:
Name of Lender:Canadian Imperial Bank of Commerce, New York Branch
By
/s/ Rhema Asaam
Name:Rhema Asaam
Title:Authorized Signatory

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: U.S. BANK NATIONAL ASSOCIATION
By
/s/ Marty McDonald
Name:Marty McDonald
Title:AVP

For any Lender requiring a second signature line:
Name of Lender:
By

Name:
Title:

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: Bank of Montreal, Chicago Branch
By
/s/ Yaconba Kane
Name:Yaconba Kane
Title:Vice President

For any Lender requiring a second signature line:
Name of Lender:
By

Name:
Title:

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: Santander Bank, N.A.
By
/s/ William Maag
Name:William Maag
Title:Managing Director

For any Lender requiring a second signature line:
Name of Lender:
By

Name:
Title:

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION
By
/s/ Mark Halldorson
Name:Mark H. Halldorson
Title:Director

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: COMPASS BANK
By
/s/ Susana Campuzano
Name:Susana Campuzano
Title:Sr. Vice President

For any Lender requiring a second signature line:
Name of Lender:
By

Name:
Title:

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: ROYAL BANK OF CANADA
By
/s/ Stam Fountoulakis
Name:Stam Fountoulakis
Title:Authorized Signatory

For any Lender requiring a second signature line:
Name of Lender:
By

Name:
Title:

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender:The Toronto-Dominion Bank, New York Banch
By
/s/ Robyn Zeller
Name:Robyn Zeller
Title:Senior Vice President

For any Lender requiring a second signature line:
Name of Lender:
By

Name:
Title:

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: DBS Bank Ltd.
By
/s/ Thomas McCabe
Name:Thomas McCabe
Title:Country Head

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: BNP PARIBAS
By
/s/ Nicholas Anberree
Name:Nicholas Anberree
Title:Vice President

For any Lender requiring a second signature line:
Name of Lender: BNP PARIBAS
By
/s/ Claudia Zarate
Name:Claudia Zarate
Title:Director

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: Siemens Financial Services, Inc.
By
/s/ Edward F. Kubicas
Name:Edward F. Kubicas
Title:Vice President

For any Lender requiring a second signature line:
Name of Lender:/s/ Doug Maker
By

Name:Doug Maker
Title:CRO

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: THE NORTHERN TRUST COMPANY
By
/s/ John L. Lascody
Name:John L. Lascody
Title:Vice President

For any Lender requiring a second signature line:
Name of Lender:
By

Name:
Title:

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: Sabadell United Bank, N.A.
By
/s/ Maurici Lladó
Name:Maurici Lladó
Title:EVP - Corporate & Commercial Banking

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: Capital Bank, N.A.
By
/s/ Nathan Hall
Name:Nathan Hall
Title:Vice President

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: Bank of China, New York Branch
By
/s/ Dong Yuan
Name:Dong Yuan
Title:Executive Vice President

For any Lender requiring a second signature line:
Name of Lender:
By
--------------------------------
Name:
Title:

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: Capital One, N.A.
By
/s/ Tony Alexander
Name:Tony Alexander
Title:VP

For any Lender requiring a second signature line:
Name of Lender:
By

Name:
Title:

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: Natixis, New York Branch
By
/s/ Carla Gray
Name:Carla Gray
Title:Director

For any Lender requiring a second signature line:
Name of Lender: Natixis, New York Branch
By
/s/ Alisa Trani
Name:Alisa Trani
Title:Director

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: UBS AG, STAMFORD BRANCH
By
/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By
/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

National Bank of Kuwait, S.A.K.P., Grand Cayman Branch As a “Declining Lender”
By
/s/ Wendy Wanninger
Name:Wendy Wanninger
Title:Executive Manager

By
/s/ Michael McHugh
Name:Michael McHugh
Title:Executive Manager

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: Manufacturers Bank
By
/s/ Sandy Lee*
Name:Sandy Lee
Title:Vice Presdient

*solely for purposes of approving the other modifications effected by the First Amendment

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: UMB BANK NA
By
/s/ David A. Proffitt
Name:David A. Proffitt
Title:Senior Vice President

For any Lender requiring a second signature line:
Name of Lender:
By

Name:
Title:

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: Sumitomo Mitsui Trust Bank, Limited, New York Branch
By
/s/ Albert C. Tew II
Name:Albert C. Tew II
Title:Vice President

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: First Niagara Bank, N.A.
By
/s/ Ken Jamison
Name:Ken Jamison
Title:Managing Director

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: Bank of the Cascades
By
/s/ Dan Lee
Name:Dan Lee
Title:EVP, Chief Credit Officer

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: CHANG HWA COMMERCIAL BANK LTD., LOS ANGELES BRANCH
By
/s/ Kang Yang
Name:Kang Yang
Title:Vice President & General Manager

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE TERM LOAN AGREEMENT
OF FREEPORT-MCMORAN INC.

Name of Lender: United Community Bank
By
/s/ Allen Schmale
Name:Allen Schmale
Title:EVP/Chief Credit Officer

[Signature Page to First Amendment]

Schedule 2.01

Term Loans

2018 Term Loans
TOTAL:	$1,056,980,432.19
2020 Term Loans
Lender	Principal Amount
Bank of America, N.A.	$191,169,642.87
HSBC Bank USA, National Association	$174,285,714.29
Mizuho Bank, Ltd.	$174,285,714.28
The Bank of Nova Scotia	$174,285,714.29
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$174,285,714.29
Sumitomo Mitsui Banking Corporation	$162,848,214.29
U.S. Bank National Association	144,875,000.00
Bank of Montreal, Chicago Branch	$108,928,571.43
JPMorgan Chase Bank, N.A.	$91,294,052.41
Santander Bank, N.A.	$79,503,891.95
Compass Bank	$61,000,000.00
Royal Bank of Canada	$61,000,000.00
The Toronto-Dominion Bank, New York Branch	$61,000,000.00
Wells Fargo Bank, National Association	$61,000,000.00
DBS Bank, Ltd.	$55,288,473.22
BNP Paribas	$44,772,435.90
The Northern Trust Company	$32,678,571.43
Capital Bank, N.A.	$22,875,000.00
Bank of China, New York Branch	$21,785,714.29

Schedule 2.01

Capital One, N.A.	$21,785,714.29
Natixis, New York Branch	$21,785,714.29
UBS AG, Stamford Branch	$21,785,714.29
First Niagara Bank, N.A.	$11,437,500.00
Bank of Cascades	$7,625,000.00
Chang Hwa Commercial Bank Ltd., Los Angeles Branch	$7,625,000.00
United Community Bank	$3,812,500.00
TOTAL:	$1,993,019,567.81
AGGREGATE TERM LOANS:	$3,050,000,000.00